UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 22, 2013 (April 17, 2013)

CHINA SHEN ZHOU MINING & RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33929	87-0430816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

No. 166 Fushi Road Zeyang Tower, Shijingshan District, Beijing, China 100043

(Address of principal executive offices)

86-010-8890-6927

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 17, 2012, China Shen Zhou Mining & Resources, Inc. (the “Company”) issued a press release (the “Financial Press Release”) announcing that it was unable to timely file its annual report on Form 10-K for the year ended December 31, 2012 within the fifteen day extended period afforded to it pursuant to the Notification of Late Filing on Form 12b-25 that the Company filed with the Securities and Exchange Commission on April 2, 2013. The Press Release included certain preliminary financial information relating to the fiscal year ended December 31, 2012. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02. The foregoing description of the Financial Press Release is qualified in its entirety by reference to Exhibit 99.1.

The information contained in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein or in exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

This Current Report on Form 8-K contains forward-looking statements. These statements are based on management’s current expectations and involve a number of risks and uncertainties, including risks described in our filings with the Securities and Exchange Commission. The Company’s actual results may differ materially from the Company’s anticipated or expected results and the results in the forward-looking statements.

Item 3.01	Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company, on April 22, 2013, announced that on April 17, 2013, the Company received a letter (the “Letter”) from NYSE MKT LLC (the “Exchange”) advising that the Company was no longer in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s inability to timely file its annual report on Form 10-K for the fiscal year ended December 31, 2012 (the “Form 10-K”). In addition, the Company is also in material violation of its listing agreement with the Exchange for not timely filing the Form 10-K, and as such the Exchange is authorized (pursuant to Section 1003(d) of the Company Guide) to suspend, and unless prompt corrective action is taken, remove the Company’s securities from the Exchange.

The Company is afforded the opportunity to submit a plan of compliance to the Exchange by May 1, 2013 that demonstrates the Company’s ability to regain compliance with Sections 134 and 1101 of the Company Guide by July 16, 2013. If the Company does not submit a plan of compliance, if the plan is not accepted by the Exchange, or if the Company does not make progress consistent with the plan if it is accepted, the Company will be subject to delisting procedures as set forth in the Company Guide.

The Company has indicated its intention to submit a plan to the Exchange on or before May 1, 2013 and believes it can provide the Exchange with a satisfactory plan to show that it will be able to return to compliance with Sections 134 and 1101 of the Company Guide.

On April 22, 2013, the Company issued a press release announcing its receipt of the Letter (the “Letter Press Release”). A copy of the Letter Press Release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 3.01. The foregoing description of the Letter Press Release is qualified in its entirety by reference to Exhibit 99.2.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and Exhibit 99.2 are the Financial Press Release and the Letter Press Release, respectively. The Financial Press Release and the Letter Press Release are incorporated by reference into this Item 7.01, and the foregoing descriptions of the Financial Press Release and the Letter Press Release are qualified in their entirety by reference to Exhibit 99.1 and Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Financial Press Release dated April 17, 2013
99.2	Letter Press Release dated April 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Shen Zhou Mining & Resources, Inc.

Date: April 22, 2013	By:	/s/ Xiaojing Yu
Xiaojing Yu
Chief Executive Officer